Item 77C - DWS High Income Plus Fund (a
series of DWS Advisor
Funds)

Registrant incorporates by reference to
Proxy Statement filed on March 3,
2006 (Accession No. 0001193125-06-
044817).
A Special Meeting of shareholders (the
"Meeting") of DWS High Income
Plus Fund (the "Fund") was held on May 5,
2006, at the offices of
Deutsche Asset Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the following
matters were voted upon by the
shareholders (the resulting votes are
presented below).
I.	Election of Trustees. ("Number of
Votes" represents all funds that are
series of DWS Investments Trust.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
229,475,182.312
2,617,703.165
Dawn-Marie Driscoll
229,385,362.059
2,707,523.418
Keith R. Fox
229,414,105.859
2,678,779.618
Kenneth C. Froewiss
229,543,244.169
2,549,641.308
Martin J. Gruber
229,465,700.091
2,627,185.386
Richard J. Herring
229,507,427.394
2,585,458.083
Graham E. Jones
229,329,443.182
2,763,442.295
Rebecca W. Rimel
229,303,664.866
2,789,220.611
Philip Saunders, Jr.
229,477,714.933
2,615,170.544
William N. Searcy, Jr.
229,368,895.540
2,723,989.937
Jean Gleason
Stromberg
229,516,447.517
2,576,437.960
Carl W. Vogt
229,439,747.901
2,653,137.576
Axel Schwarzer
229,446,632,712
2,646,252.765

II-A.	Approval of an Amended and Restated
Investment Management
	Agreement with the Fund's Current
Investment Advisor:

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,456,526.282
1,011,110.091
1,077,588.907
7,847,875.000

II-B.	Approval of an Amended and Restated
Investment Management
	Agreement with Deutsche Investment
Management Americas Inc.:

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,437,820.561
1,015,790.271
1,091,614.448
7,847,875.000



IIC.	Approval of a Subadvisor Approval
Policy:

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
31,820,956.132
1,515,091.107
1,209,178.041
7,847,875.000

III.	Approval of revised fundamental
investment restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,346,298.315
1,223,229.969
975,696,996
7,847,875.000

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,354,227.902
1,213,745.584
977,251.794
7,847,875.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,378,096.059
1,188,108.865
979,020.356
7,847,875.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,377,117.302
1,192,116.412
975,991.566
7,847,875.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,403,575.764
1,166,163.667
975,485.849
7,847,875.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,372,772.317
1,197,261.684
975,191.279
7,847,875.000

III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,333,767.409
1,235,466.305
975,991.566
7,847,875.000



III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,322,493.854
1,244,660.128
978,071.298
7,847,875.000

III-I	Portfolio Diversification for
Diversified Funds

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,402,668.495
1,163,832.999
978,723.786
7,847,875.000

III-R.	Options

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,333,905.775
1,231,234.509
980,084.996
7,847,875.000

VIII.	Approval of Reorganization into a
Massachusetts Business Trust:

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
32,201,896.340
1,029,379.762
1,313,949.178
7,847,875.000

The Meeting was reconvened on June 1,
2006, at which time the following
matters were voted upon by the
shareholders (the resulting votes are
presented below):
VII.	Adoption of a Rule 12b-1 Plan
(Class B and Class C only):
	Class B

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
444,295.916
167.238
28,593.584
184,910.000

	Class C

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
604,644.147
10,322.000
34,779.429
178,995.000

*	Broker non-votes are proxies
received by the fund from brokers or
nominees when the
broker or nominee neither has received
instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


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Plus Fund.rtf
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Plus Fund.rtf